77Q1(e)

Interim Management Agreement with American Century Investment Management, effective as of February 16, 2010 (filed electronically as Exhibit (d)
to Post-Effective Amendment No. 15 to the Registration Statement of
the Registrant on February 22, 2010, File No. 333-46922 and incorporated herein by reference).